QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 99.1

AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2003-A-M

TERM SHEET

Subject to Revision

The Issuer

AmeriCredit Automobile Receivables Trust 2003-A-M is a Delaware statutory trust. The issuer will issue the notes and be liable for their payment. The issuer's principal asset will be a pool of auto loans.

The Seller

AFS SenSub Corp., or SenSub, is a Nevada corporation which is a wholly-owned special-purpose subsidiary of AmeriCredit. SenSub will sell the auto loans to the issuer.

The Servicer

AmeriCredit Financial Services, Inc., or AmeriCredit, is a Delaware corporation. AmeriCredit either purchased the auto loans without recourse from automobile dealers and other third-party lenders or originated the auto loans directly with consumers and will service the auto loans on behalf of the issuer. AmeriCredit will sell the auto loans to the seller.

The Back-Up Servicer

Systems & Services Technologies, Inc., or SST, is a Delaware corporation. SST will act as back-up servicer and, in the event that AmeriCredit is terminated as servicer pursuant to the terms of the sale and servicing agreement, will be obligated to become the successor servicer to AmeriCredit.

The Insurer

MBIA Insurance Corporation, or MBIA, is a New York stock insurance company. MBIA will issue a policy, which will guarantee the payment of timely interest and certain payments of principal due on the notes, but only as described in the section of the prospectus supplement titled "The Policy."

The Trustee

JPMorgan Chase Bank, or JPMorgan Chase, is a New York banking corporation. JPMorgan Chase will be the trust collateral agent and the indenture trustee.

Statistical Calculation Date

•
March 19, 2003. This is the date we used in preparing the statistical information used in this term sheet.

Cutoff Date

•
April 10, 2003. The issuer will receive amounts collected on the auto loans after this date.

Closing Date

•
On or about April 16, 2003.

Description of the Securities

The issuer will issue seven classes of its asset backed notes. The notes are designated as the "Class A-1 Notes," the "Class A-2-A Notes," the "Class A-2-B Notes," the "Class A-3-A Notes," the "Class A-3-B Notes," the "Class A-4-A Notes" and the "Class A-4-B Notes"

Each class of notes will have the initial note principal balances, interest rates and final scheduled distribution dates listed in the following table:

Class	Initial Note Principal Balance	Interest Rate	Final Scheduled Distribution Date
A-1	$188,000,000%		May 6, 2004
A-2-A	$186,000,000%		October 6, 2006
A-2-B	$186,000,000	LIBOR + %	October 6, 2006
A-3-A	$73,500,000%		June 6, 2007
A-3-B	$73,500,000	LIBOR + %	June 6, 2007
A-4-A	$146,500,000%		November 6, 2009
A-4-B	$146,500,000	LIBOR + %	November 6, 2009

LIBOR is the rate for deposits in U.S. dollars for a one-month period which appears on the Dow Jones Telerate Page 3750 (or similar replacement page) as of 11:00 a.m., London time, on the related LIBOR determination date.

LIBOR will be determined on the following dates:

•
April 14, 2003 for the period from the day of the closing to the first distribution date; and

•
thereafter, the second London business day prior to the prior distribution date.

The notes will initially be issued in book entry form only and will be issued in minimum denominations of $1,000 and multiples of $1,000.

You may hold your notes through DTC in the United States or Clearstream Banking, société anonyme, or the Euroclear System in Europe.

The notes will be secured solely by the pool of auto loans and the other assets of the issuer which are described under the section entitled "The Trust Assets."

Distribution Dates

•
The distribution date will be the sixth day of each month, subject to the business day rule set forth below, commencing on May 6, 2003.

•
Insured distributions:

MBIA will make payment of any unpaid interest and certain payments of principal due on the notes on each distribution date.

•
Business day rule:

If any scheduled date for a distribution is not a business day, then the distribution will be made on the next business day.

•
Record dates:

The record date for all distribution dates is the close of business on the business day immediately preceding that distribution date.

Interest

Interest on the notes of each class will accrue at the interest rate for that class from a distribution date to the day before the next distribution date. In the case of the first distribution date, interest begins to accrue on the closing date.

Interest on the Class A-1 Notes, the Class A-2-B Notes, the Class A-3-B Notes and the Class A-4-B Notes will be calculated on an "actual/360" basis.

Interest on the Class A-2-A Notes, the Class A-3-A Notes and the Class A-4-A Notes will be calculated on a "30/360" basis.

Principal

•
Principal of the notes will be payable on each distribution date in an amount equal to

(1)
100% of the principal amortization which occurred in the auto loan pool during the prior calendar month, but not to exceed the amount necessary to maintain the amount of overcollateralization required by MBIA, plus

(2)
the amount of excess interest collected on the auto loans during the prior calendar month, after paying interest on the notes, paying other expenses and depositing to the spread account the amount required by MBIA, which will be used to pay principal on the notes on that distribution date, but only as necessary to maintain the amount of overcollateralization required by MBIA.

  In addition, the outstanding principal amount of the notes of any class, if not previously paid, will be payable on the final scheduled distribution date for that class.

•
The classes of notes are "sequential pay" classes which will receive the amount to be paid as principal to the noteholders on each distribution date as follows:

•
first, the Class A-1 Notes will be paid off;

•
once the Class A-1 Notes are paid off, the Class A-2-A Notes and the Class A-2-B Notes will begin to amortize, pro rata, until they are paid off;

•
once the Class A-2-A Notes and the Class A-2-B Notes are paid off, the Class A-3-A Notes and the Class A-3-B Notes will begin to amortize, pro rata, until they are paid off; and

•
once the Class A-3-A Notes and the Class A-3-B Notes are paid off, the Class A-4-A Notes and the Class A-4-B Notes will begin to amortize, pro rata, until they are paid off.

The Trust Assets

The issuer's assets will principally include:

•
a pool of auto loans, which are secured by new and used automobiles, light duty trucks and vans;

•
collections on the auto loans received after April 10, 2003; and

•
an assignment of the security interests in the vehicles securing the auto loan pool.

The Auto Loan Pool

The auto loans consist of motor vehicle retail installment sale contracts originated by dealers or by third-party lenders and then acquired by AmeriCredit or motor vehicle loans originated by AmeriCredit directly with consumers. The auto loans were made primarily to individuals with less than perfect credit due to various factors, including the manner in which those individuals have handled previous credit, the limited extent of their prior credit history, and limited financial resources.

Statistical Information

The statistical information in this term sheet is based on the auto loans in the pool as of March 19, 2003. The statistical distribution of the characteristics of the auto loan pool as of the cutoff date, which is April 10, 2003, will vary somewhat from the statistical distribution of those characteristics as of March 19, 2003, although that variance will not be material.

•
As of March 19, 2003 the auto loans in the pool have:

•
an aggregate principal balance of $999,999,959.78;

•
a weighted average annual percentage rate of approximately 16.31%;

•
a weighted average original maturity of approximately 65 months;

•
a weighted average remaining maturity of approximately 61 months; and

•
an individual remaining term of not more than 72 months and not less than 3 months.

•
As of April 10, 2003 the auto loans in the pool are expected to have an aggregate principal balance of approximately $1,081,081,081.08, which provides approximately 7.50% of initial overcollateralization.

The Insurance Policy

On the day of the closing, MBIA will issue a note guaranty insurance policy for the benefit of the noteholders. Under this policy, MBIA will unconditionally and irrevocably guarantee the payments of interest and certain payments of principal due on the notes during the term of the policy, but only as described in the section of the prospectus supplement titled "The Policy."

Subject to the terms of the note guaranty insurance policy, the policy guarantees:

•
monthly interest on the notes (net of certain shortfalls);

•
principal of each note on its final scheduled distribution date;

•
certain limited principal payments of the notes on any distribution date that the outstanding principal balance of the notes exceeds the sum of the aggregate receivables balance and amounts on deposit in the spread account (if any, after giving effect to certain specified payments) in order to maintain parity; and

•
subject to certain conditions, any payments previously distributed to the noteholders that must be returned as preference payments to a trustee in bankruptcy.

If, on any distribution date, the noteholders would not otherwise receive the full amount of certain payments then due to them, the shortfall will be paid either from funds available from a spread account or from the proceeds of a drawing under the policy in accordance with its terms.

Optional Redemption

The Class A-4-A Notes and the Class A-4-B, if still outstanding, may be redeemed in whole, but not in part, on any distribution date on which the servicer exercises its "clean-up call" option to purchase the auto loan pool. This can only occur after the pool balance declines to 10% or less of its original balance. The redemption price is equal to the unpaid principal amount of the notes of each class then outstanding plus accrued and unpaid interest plus any amounts remaining unpaid to MBIA under the insurance agreement. MBIA's consent to the exercise of the clean-up call is required if the clean-up call would result in a claim on the note guaranty insurance policy.

Mandatory Redemption

The notes may be accelerated and subject to immediate payment at par upon the occurrence of an event of default under the indenture. So long as MBIA is not in default, the power to declare an event of default will be held by MBIA. Upon declaration of an event of default, the notes may be accelerated and subject to immediate payment at par. The policy issued by MBIA does not guarantee payment of any amounts that become due on an accelerated basis, unless MBIA elects, in its sole discretion, to pay those amounts.

Sale of Receivables

AmeriCredit may direct the issuer to sell receivables that are more than 60 days delinquent to a third party that is unaffiliated with AmeriCredit, SenSub and the issuer. Delinquent receivables may be sold only if the sale proceeds received are at least equal to certain minimum sale proceeds set forth in the sale and servicing agreement. In no event may more than 20% of the initial number of receivables in the pool be sold by the issuer in this manner.

Federal Income Tax Consequences

For federal income tax purposes:

•
Dewey Ballantine LLP, special tax counsel, is of the opinion that the notes will be treated as indebtedness and the issuer will not be treated as an association or publicly traded partnership taxable as a corporation. By your acceptance of a note, you agree to treat the notes as indebtedness.

•
Interest on the notes will be taxable as ordinary income

•
when received by a holder using the cash method of accounting, and

•
when accrued by a holder using the accrual method of accounting.

•
Dewey Ballantine LLP has prepared the discussion under "Material Federal Income Tax Consequences" in the prospectus supplement and "Material Federal Income Tax Consequences" in the prospectus and is of the opinion that such discussions as they relate to federal income tax matters and to the extent that they constitute matters of law or legal conclusions with respect thereto, are correct in all material respects.

ERISA Considerations

Subject to the important considerations described under "ERISA Considerations" in the prospectus supplement, pension, profit-sharing and other employee benefit plans may purchase notes. You may wish to consult with your counsel regarding the applicability of the provisions of ERISA before purchasing a note.

Legal Investment

The Class A-1 Notes will be eligible securities for purchase by money market funds under Rule 2a-7 of the Investment Company Act of 1940, as amended.

Rating of the Notes

The notes must receive at least the following ratings from Standard & Poor's, a division of the McGraw-Hill Companies, Inc., Moody's Investors Service and Fitch Ratings in order to be issued:

Class	Rating
	S&P	Moody's	Fitch
A-1	A-1+	Prime-1	F1+
A-2-A	AAA	Aaa	AAA
A-2-B	AAA	Aaa	AAA
A-3-A	AAA	Aaa	AAA
A-3-B	AAA	Aaa	AAA
A-4-A	AAA	Aaa	AAA
A-4-B	AAA	Aaa	AAA

The auto loan pool's composition, distribution by APR and its geographic concentration as of the statistical calculation date are detailed in the following tables:

Composition of the Auto Loans
as of the Statistical Calculation Date

	New	Used	Total
Aggregate Principal Balance(1)	$390,420,805.12	$609,579,154.66	$999,999,959.78
Number of Auto Loans	19,045	41,413	60,458
Percent of Aggregate Principal Balance	39.04%	60.96%	100.00%
Average Principal Balance	$20,499.91	$14,719.51	$16,540.41
Range of Principal Balances	($301.43 to $69,325.56)	($266.69 to $71,574.22)	($266.69 to $71,574.22)
Weighted Average APR(1)	15.32%	16.94%	16.31%
Range of APRs	(6.00% to 26.90%)	(6.00% to 27.95%)	(6.00% to 27.95%)
Weighted Average Remaining Term	65	59	61
Range of Remaining Terms	(3 to 72 months)	(3 to 72 months)	(3 to 72 months)
Weighted Average Original Term	68	63	65
Range of Original Terms	(60 to 72 months)	(60 to 72 months)	(60 to 72 months)

(1)
Aggregate principal balance includes some portion of accrued interest. As a result, the weighted average APR of the auto loans may not be equivalent to the auto loans' aggregate yield on the aggregate principal balance.

Distribution of the Auto Loans by APR
as of the Statistical Calculation Date

Distribution of the Auto Loans by APR as of the Statistical Calculation Date	Aggregate Principal Balance(1)	% of Aggregate Principal Balance(2)	Number of Auto Loans	% of Total Number of Auto Loans(2)
6.000% to 6.999%	$1,205,250.70	0.12%	74	0.12%
7.000% to 7.999%	1,178,706.15	0.12%	53	0.09%
8.000% to 8.999%	4,767,484.00	0.48%	220	0.36%
9.000% to 9.999%	29,137,535.00	2.91%	1,327	2.19%
10.000% to 10.999%	40,557,975.09	4.06%	1,899	3.14%
11.000% to 11.999%	45,757,971.65	4.58%	2,211	3.66%
12.000% to 12.999%	70,062,788.16	7.01%	3,500	5.79%
13.000% to 13.999%	64,179,392.11	6.42%	3,252	5.38%
14.000% to 14.999%	84,819,295.53	8.48%	4,302	7.12%
15.000% to 15.999%	94,278,412.27	9.43%	5,001	8.27%
16.000% to 16.999%	106,139,976.23	10.61%	5,966	9.87%
17.000% to 17.999%	169,737,124.07	16.97%	10,744	17.77%
18.000% to 18.999%	122,400,594.64	12.24%	8,642	14.29%
19.000% to 19.999%	74,425,716.55	7.44%	5,399	8.93%
20.000% to 20.999%	48,164,581.10	4.82%	4,017	6.64%
21.000% to 21.999%	27,595,608.77	2.76%	2,445	4.04%
22.000% to 22.999%	9,571,993.45	0.96%	852	1.41%
23.000% to 23.999%	4,575,329.38	0.46%	420	0.69%
24.000% to 24.999%	1,276,176.62	0.13%	115	0.19%
25.000% to 25.999%	116,134.33	0.01%	13	0.02%
26.000% to 26.999%	28,886.17	0.00%	3	0.00%
27.000% to 27.999%	23,027.81	0.00%	3	0.00%

Total:	$999,999,959.78	100.00%	60,458	100.00%

(1)
Aggregate principal balances include some portion of accrued interest. Indicated APR's represent APR's on principal balances net of such accrued interest.

(2)
Percentages may not add to 100% because of rounding.

Distribution of the Auto Loans by Geographic Location
of Obligor as of the Statistical Calculation Date

State	Aggregate Principal Balance(1)	% of Aggregate Principal Balance(2)	Number of Auto Loans	% of Total Number of Auto Loans(2)
Alabama	$17,944,355.28	1.79%	1,091	1.80%
Arizona	30,468,242.18	3.05%	1,656	2.74%
Arkansas	9,257,234.38	0.93%	585	0.97%
California	149,997,135.78	15.00%	7,960	13.17%
Colorado	9,411,946.06	0.94%	554	0.92%
Connecticut	8,428,955.56	0.84%	559	0.92%
Delaware	4,700,926.32	0.47%	295	0.49%
District of Columbia	1,773,561.04	0.18%	104	0.17%
Florida	89,592,734.53	8.96%	5,409	8.95%
Georgia	34,414,449.43	3.44%	2,040	3.37%
Hawaii	1,905,566.83	0.19%	125	0.21%
Idaho	2,682,443.13	0.27%	171	0.28%
Illinois	31,039,498.65	3.10%	1,957	3.24%
Indiana	17,754,100.38	1.78%	1,133	1.87%
Iowa	3,983,788.55	0.40%	266	0.44%
Kansas	6,970,164.67	0.70%	434	0.72%
Kentucky	15,561,409.93	1.56%	1,004	1.66%
Louisiana	20,524,147.09	2.05%	1,232	2.04%
Maine	3,411,690.11	0.34%	244	0.40%
Maryland	21,876,470.20	2.19%	1,337	2.21%
Massachusetts	9,880,178.57	0.99%	652	1.08%
Michigan	21,897,803.94	2.19%	1,506	2.49%
Minnesota	7,241,341.68	0.72%	486	0.80%
Mississippi	7,218,741.88	0.72%	445	0.74%
Missouri	13,456,647.74	1.35%	873	1.44%
Nebraska	2,875,891.11	0.29%	196	0.32%
Nevada	15,245,026.42	1.52%	775	1.28%
New Hampshire	1,961,414.15	0.20%	139	0.23%
New Jersey	25,228,426.56	2.52%	1,548	2.56%
New Mexico	6,240,952.18	0.62%	382	0.63%
New York	42,866,993.88	4.29%	2,817	4.66%
North Carolina	31,936,012.04	3.19%	1,986	3.28%
Ohio	36,331,217.77	3.63%	2,486	4.11%
Oklahoma	12,268,260.47	1.23%	754	1.25%
Oregon	6,466,337.32	0.65%	403	0.67%
Pennsylvania	41,040,034.39	4.10%	2,776	4.59%
Rhode Island	1,963,232.42	0.20%	136	0.22%
South Carolina	9,801,379.12	0.98%	595	0.98%
South Dakota	1,756,897.88	0.18%	114	0.19%
Tennessee	19,037,680.90	1.90%	1,145	1.89%
Texas	134,327,130.22	13.43%	7,677	12.70%
Utah	4,308,864.30	0.43%	267	0.44%
Vermont	2,828,990.92	0.28%	188	0.31%
Virginia	25,651,931.27	2.57%	1,606	2.66%
Washington	14,399,645.51	1.44%	901	1.49%
West Virginia	6,744,596.98	0.67%	449	0.74%
Wisconsin	11,668,726.42	1.17%	775	1.28%
Wyoming	1,236,447.41	0.12%	72	0.12%
Other(3)	2,420,336.23	0.24%	153	0.25%

TOTAL	$999,999,959.78	100.00%	60,458	100.00%

(1)
Aggregate principal balances include some portion of accrued interest.

(2)
Percentages may not add to 100% because of rounding.

(3)
States with aggregate principal balances less than $1,000,000.

Yield and Prepayment Considerations

        Prepayments can be made on any of the auto loans at any time. If prepayments are received on the auto loans, their actual weighted average life may be shorter than their weighted average life would be if all payments were made as scheduled and no prepayments were made. Prepayments on the auto loans may include moneys received from liquidations due to default and proceeds from credit life, credit disability, and casualty insurance policies. Weighted average life means the average amount of time during which any principal is outstanding on an auto loan.

        The rate of prepayments on the auto loans may be influenced by a variety of economic, social, and other factors, including the fact that no borrower under an auto loan may sell or transfer that auto loan without the consent of AmeriCredit. AmeriCredit believes that the weighted average life of the auto loans will be substantially shorter than their scheduled weighted average life. This opinion is based primarily on AmeriCredit's assessment of what the actual rate of prepayments will be. Any risk resulting from faster or slower prepayments of the auto loans will be borne solely by the noteholders.

        The rate of payment of principal of the notes will depend on the rate of payment, and the rate of prepayments, of principal on the auto loans. It is possible that the final payment on any class of notes could occur significantly earlier than the date on which the final distribution for that class of notes is scheduled to be paid. Any risk resulting from early payment of the notes will be borne solely by the noteholders.

        Prepayments on auto loans can be measured against prepayment standards or models. The model used in this term sheet, the Absolute Prepayment Model, or ABS, assumes a rate of prepayment each month which is related to the original number of auto loans in a pool of loans. ABS also assumes that all of the auto loans in a pool are the same size, that all of those auto loans amortize at the same rate, and that for every month that any individual auto loan is outstanding, payments on that particular auto loan will either be made as scheduled or the auto loan will be prepaid in full. For example, in a pool of receivables originally containing 10,000 auto loans, if a 1% ABS were used, that would mean that 100 auto loans would prepay in full each month. The percentage of prepayments that is assumed for ABS is not a historical description of prepayment experience on pools of auto loans or a prediction of the anticipated rate of prepayment on either the pool of auto loans involved in this transaction or on any pool of auto loans. You should not assume that the actual rate of prepayments on the auto loans will be in any way related to the percentage of prepayments that we assume for ABS.

        The tables below which are captioned "Percent of Initial Note Principal Balance at Various ABS Percentages" are based on ABS and were prepared using the following assumptions:

  •
  the trust assets include a single pool of auto loans with the characteristics set forth in the following table;

  •
  all prepayments on the auto loans each month are made in full at the specified constant percentage of ABS and there are no defaults, losses or repurchases;

  •
  each scheduled monthly payment on the auto loans is made on the last day of each month and each month has 30 days;

  •
  the initial principal amounts of each class of notes are equal to the initial principal amounts set forth on page 2 of this term sheet;

  •
  interest accrues on the notes at the following assumed coupon rates: Class A-1 Notes, 1.27775%; Class A-2-A Notes, 1.70%; Class A-2-B Notes, 1.628%; Class A-3-A Notes, 2.39%; Class A-3-B Notes, 2.214%; Class A-4-A Notes, 3.16%; and Class A-4-B Notes, 2.985%;

  •
  payments on the notes are made on the sixth day of each month;

  •
  the notes are purchased on April 16, 2003;

  •
  the scheduled monthly payment for each auto loan was calculated on the basis of the characteristics described in the following table and in such a way that each auto loan would amortize in a manner that will be sufficient to repay the principal balance of that auto loan by its indicated remaining term to maturity;

  •
  the first due date for each auto loan is the last day of the month of the assumed cutoff date for that auto loan as set forth in the following table;

  •
  the servicer exercises its "clean-up call" option to purchase the auto loans at the earliest opportunity;

  •
  accelerated principal will be paid on each class of the notes on each distribution date as necessary to maintain the overcollateralization required by MBIA; and

  •
  the difference between the gross APR and the net APR is equal to the base servicing fee due to the servicer, and the net APR is further reduced by the fees due to JPMorgan Chase, SST, the owner trustee and MBIA.

Pool	Aggregate Principal Balance	Gross APR	Assumed Cutoff Date	Remaining Term to Maturity (in Months)	Seasoning (in Months)
1	$1,081,081,081.08	16.308%	4/1/03	61	4

        The following tables were created relying on the assumptions listed above. The tables indicate the percentages of the initial principal amount of each class of notes that would be outstanding after each of the listed distribution dates if certain percentages of ABS are assumed. The tables also indicate the corresponding weighted average lives of each class of notes if the same percentages of ABS are assumed.

        The assumptions used to construct the tables are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under various prepayment scenarios. The actual characteristics and performance of the auto loans will differ from the assumptions used to construct the tables. For example, it is very unlikely that the auto loans will prepay at a constant level of ABS until maturity or that all of the auto loans will prepay at the same level of ABS. Moreover, the auto loans have diverse terms and that fact alone could produce slower or faster principal distributions than indicated in the tables at the various constant percentages of ABS, even if the original and remaining terms to maturity of the auto loans are as assumed. Any difference between the assumptions used to construct the tables and the actual characteristics and performance of the auto loans, including actual prepayment experience or losses, will affect the percentages of initial balances outstanding on any given date and the weighted average lives of each class of notes.

        The percentages in the tables have been rounded to the nearest whole number. As used in the tables which follow, the weighted average life of a class of notes is determined by:

  •
  multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related distribution date,

  •
  adding the results, and

  •
  dividing the sum by the related initial principal amount of the note.

PERCENT OF INITIAL NOTE PRINCIPAL BALANCE
AT VARIOUS ABS PERCENTAGES

	Class A-1 Notes
Distribution Date
	0.00%	1.00%	1.70%	2.50%
Closing Date	100	100	100	100
5/6/03	88	82	77	71
6/6/03	76	64	55	44
7/6/03	64	46	33	17
8/6/03	52	29	11	0
9/6/03	40	11	0	0
10/6/03	28	0	0	0
11/6/03	19	0	0	0
12/6/03	13	0	0	0
1/6/04	7	0	0	0
2/6/04	2	0	0	0
3/6/04	0	0	0	0
4/6/04	0	0	0	0
5/6/04	0	0	0	0
6/6/04	0	0	0	0
7/6/04	0	0	0	0
8/6/04	0	0	0	0
9/6/04	0	0	0	0
10/6/04	0	0	0	0
11/6/04	0	0	0	0
12/6/04	0	0	0	0
1/6/05	0	0	0	0
2/6/05	0	0	0	0
3/6/05	0	0	0	0
4/6/05	0	0	0	0
5/6/05	0	0	0	0
6/6/05	0	0	0	0
7/6/05	0	0	0	0
8/6/05	0	0	0	0
9/6/05	0	0	0	0
10/6/05	0	0	0	0
11/6/05	0	0	0	0
12/6/05	0	0	0	0
1/6/06	0	0	0	0
2/6/06	0	0	0	0
3/6/06	0	0	0	0
4/6/06	0	0	0	0
5/6/06	0	0	0	0
6/6/06	0	0	0	0
7/6/06	0	0	0	0
8/6/06	0	0	0	0
9/6/06	0	0	0	0
10/6/06	0	0	0	0
11/6/06	0	0	0	0
12/6/06	0	0	0	0
1/6/07	0	0	0	0
2/6/07	0	0	0	0
3/6/07	0	0	0	0
4/6/07	0	0	0	0
5/6/07	0	0	0	0
6/6/07	0	0	0	0
7/6/07	0	0	0	0
8/6/07	0	0	0	0
9/6/07	0	0	0	0
10/6/07	0	0	0	0
11/6/07	0	0	0	0
12/6/07	0	0	0	0
1/6/08	0	0	0	0
Weighted Average Life (years)	0.38	0.25	0.20	0.17

PERCENT OF INITIAL NOTE PRINCIPAL BALANCE
AT VARIOUS ABS PERCENTAGES

	Class A-2-A Notes				Class A-2-B Notes
Distribution Date
	0.00%	1.00%	1.70%	2.50%	0.00%	1.00%	1.70%	2.50%
Closing Date	100	100	100	100	100	100	100	100
5/6/03	100	100	100	100	100	100	100	100
6/6/03	100	100	100	100	100	100	100	100
7/6/03	100	100	100	100	100	100	100	100
8/6/03	100	100	100	95	100	100	100	95
9/6/03	100	100	95	83	100	100	95	83
10/6/03	100	98	87	74	100	98	87	74
11/6/03	100	93	80	65	100	93	80	65
12/6/03	100	88	74	57	100	88	74	57
1/6/04	100	83	67	48	100	83	67	48
2/6/04	100	78	61	40	100	78	61	40
3/6/04	98	73	54	32	98	73	54	32
4/6/04	95	68	48	24	95	68	48	24
5/6/04	92	63	42	16	92	63	42	16
6/6/04	89	58	36	8	89	58	36	8
7/6/04	85	54	30	1	85	54	30	1
8/6/04	82	49	24	0	82	49	24	0
9/6/04	79	44	18	0	79	44	18	0
10/6/04	76	39	12	0	76	39	12	0
11/6/04	72	35	6	0	72	35	6	0
12/6/04	69	30	1	0	69	30	1	0
1/6/05	65	25	0	0	65	25	0	0
2/6/05	62	21	0	0	62	21	0	0
3/6/05	58	16	0	0	58	16	0	0
4/6/05	55	12	0	0	55	12	0	0
5/6/05	52	8	0	0	52	8	0	0
6/6/05	48	3	0	0	48	3	0	0
7/6/05	45	0	0	0	45	0	0	0
8/6/05	42	0	0	0	42	0	0	0
9/6/05	38	0	0	0	38	0	0	0
10/6/05	34	0	0	0	34	0	0	0
11/6/05	31	0	0	0	31	0	0	0
12/6/05	27	0	0	0	27	0	0	0
1/6/06	23	0	0	0	23	0	0	0
2/6/06	19	0	0	0	19	0	0	0
3/6/06	15	0	0	0	15	0	0	0
4/6/06	11	0	0	0	11	0	0	0
5/6/06	7	0	0	0	7	0	0	0
6/6/06	3	0	0	0	3	0	0	0
7/6/06	0	0	0	0	0	0	0	0
8/6/06	0	0	0	0	0	0	0	0
9/6/06	0	0	0	0	0	0	0	0
10/6/06	0	0	0	0	0	0	0	0
11/6/06	0	0	0	0	0	0	0	0
12/6/06	0	0	0	0	0	0	0	0
1/6/07	0	0	0	0	0	0	0	0
2/6/07	0	0	0	0	0	0	0	0
3/6/07	0	0	0	0	0	0	0	0
4/6/07	0	0	0	0	0	0	0	0
5/6/07	0	0	0	0	0	0	0	0
6/6/07	0	0	0	0	0	0	0	0
7/6/07	0	0	0	0	0	0	0	0
8/6/07	0	0	0	0	0	0	0	0
9/6/07	0	0	0	0	0	0	0	0
10/6/07	0	0	0	0	0	0	0	0
11/6/07	0	0	0	0	0	0	0	0
12/6/07	0	0	0	0	0	0	0	0
1/6/08	0	0	0	0	0	0	0	0
Weighted Average Life (years)	2.11	1.34	1.00	0.76	2.11	1.34	1.00	0.76

PERCENT OF INITIAL NOTE PRINCIPAL BALANCE
AT VARIOUS ABS PERCENTAGES

	Class A-3-A Notes				Class A-3-B Notes
Distribution Date
	0.00%	1.00%	1.70%	2.50%	0.00%	1.00%	1.70%	2.50%
Closing Date	100	100	100	100	100	100	100	100
5/6/03	100	100	100	100	100	100	100	100
6/6/03	100	100	100	100	100	100	100	100
7/6/03	100	100	100	100	100	100	100	100
8/6/03	100	100	100	100	100	100	100	100
9/6/03	100	100	100	100	100	100	100	100
10/6/03	100	100	100	100	100	100	100	100
11/6/03	100	100	100	100	100	100	100	100
12/6/03	100	100	100	100	100	100	100	100
1/6/04	100	100	100	100	100	100	100	100
2/6/04	100	100	100	100	100	100	100	100
3/6/04	100	100	100	100	100	100	100	100
4/6/04	100	100	100	100	100	100	100	100
5/6/04	100	100	100	100	100	100	100	100
6/6/04	100	100	100	100	100	100	100	100
7/6/04	100	100	100	100	100	100	100	100
8/6/04	100	100	100	82	100	100	100	82
9/6/04	100	100	100	64	100	100	100	64
10/6/04	100	100	100	46	100	100	100	46
11/6/04	100	100	100	28	100	100	100	28
12/6/04	100	100	100	11	100	100	100	11
1/6/05	100	100	87	0	100	100	87	0
2/6/05	100	100	74	0	100	100	74	0
3/6/05	100	100	60	0	100	100	60	0
4/6/05	100	100	47	0	100	100	47	0
5/6/05	100	100	35	0	100	100	35	0
6/6/05	100	100	23	0	100	100	23	0
7/6/05	100	98	10	0	100	98	10	0
8/6/05	100	87	0	0	100	87	0	0
9/6/05	100	77	0	0	100	77	0	0
10/6/05	100	66	0	0	100	66	0	0
11/6/05	100	56	0	0	100	56	0	0
12/6/05	100	46	0	0	100	46	0	0
1/6/06	100	35	0	0	100	35	0	0
2/6/06	100	25	0	0	100	25	0	0
3/6/06	100	15	0	0	100	15	0	0
4/6/06	100	5	0	0	100	5	0	0
5/6/06	100	0	0	0	100	0	0	0
6/6/06	100	0	0	0	100	0	0	0
7/6/06	96	0	0	0	96	0	0	0
8/6/06	85	0	0	0	85	0	0	0
9/6/06	74	0	0	0	74	0	0	0
10/6/06	62	0	0	0	62	0	0	0
11/6/06	49	0	0	0	49	0	0	0
12/6/06	37	0	0	0	37	0	0	0
1/6/07	25	0	0	0	25	0	0	0
2/6/07	12	0	0	0	12	0	0	0
3/6/07	0	0	0	0	0	0	0	0
4/6/07	0	0	0	0	0	0	0	0
5/6/07	0	0	0	0	0	0	0	0
6/6/07	0	0	0	0	0	0	0	0
7/6/07	0	0	0	0	0	0	0	0
8/6/07	0	0	0	0	0	0	0	0
9/6/07	0	0	0	0	0	0	0	0
10/6/07	0	0	0	0	0	0	0	0
11/6/07	0	0	0	0	0	0	0	0
12/6/07	0	0	0	0	0	0	0	0
1/6/08	0	0	0	0	0	0	0	0
Weighted Average Life (years)	3.59	2.65	2.00	1.50	3.59	2.65	2.00	1.50

PERCENT OF INITIAL NOTE PRINCIPAL BALANCE
AT VARIOUS ABS PERCENTAGES

	Class A-4-A Notes				Class A-4-B Notes
Distribution Date
	0.00%	1.00%	1.70%	2.50%	0.00%	1.00%	1.70%	2.50%
Closing Date	100	100	100	100	100	100	100	100
5/6/03	100	100	100	100	100	100	100	100
6/6/03	100	100	100	100	100	100	100	100
7/6/03	100	100	100	100	100	100	100	100
8/6/03	100	100	100	100	100	100	100	100
\9/6/03	100	100	100	100	100	100	100	100
10/6/03	100	100	100	100	100	100	100	100
11/6/03	100	100	100	100	100	100	100	100
12/6/03	100	100	100	100	100	100	100	100
1/6/04	100	100	100	100	100	100	100	100
2/6/04	100	100	100	100	100	100	100	100
3/6/04	100	100	100	100	100	100	100	100
4/6/04	100	100	100	100	100	100	100	100
5/6/04	100	100	100	100	100	100	100	100
6/6/04	100	100	100	100	100	100	100	100
7/6/04	100	100	100	100	100	100	100	100
8/6/04	100	100	100	100	100	100	100	100
9/6/04	100	100	100	100	100	100	100	100
10/6/04	100	100	100	100	100	100	100	100
11/6/04	100	100	100	100	100	100	100	100
12/6/04	100	100	100	100	100	100	100	100
1/6/05	100	100	100	97	100	100	100	97
2/6/05	100	100	100	89	100	100	100	89
3/6/05	100	100	100	81	100	100	100	81
4/6/05	100	100	100	73	100	100	100	73
5/6/05	100	100	100	66	100	100	100	66
6/6/05	100	100	100	59	100	100	100	59
7/6/05	100	100	100	52	100	100	100	52
8/6/05	100	100	99	45	100	100	99	45
9/6/05	100	100	93	39	100	100	93	39
10/6/05	100	100	88	32	100	100	88	32
11/6/05	100	100	82	0	100	100	82	0
12/6/05	100	100	77	0	100	100	77	0
1/6/06	100	100	71	0	100	100	71	0
2/6/06	100	100	66	0	100	100	66	0
3/6/06	100	100	61	0	100	100	61	0
4/6/06	100	100	56	0	100	100	56	0
5/6/06	100	98	52	0	100	98	52	0
6/6/06	100	93	47	0	100	93	47	0
7/6/06	100	88	43	0	100	88	43	0
8/6/06	100	83	39	0	100	83	39	0
9/6/06	100	78	35	0	100	78	35	0
10/6/06	100	74	0	0	100	74	0	0
11/6/06	100	69	0	0	100	69	0	0
12/6/06	100	64	0	0	100	64	0	0
1/6/07	100	60	0	0	100	60	0	0
2/6/07	100	55	0	0	100	55	0	0
3/6/07	100	51	0	0	100	51	0	0
4/6/07	93	47	0	0	93	47	0	0
5/6/07	87	42	0	0	87	42	0	0
6/6/07	80	38	0	0	80	38	0	0
7/6/07	73	34	0	0	73	34	0	0
8/6/07	66	0	0	0	66	0	0	0
9/6/07	59	0	0	0	59	0	0	0
10/6/07	52	0	0	0	52	0	0	0
11/6/07	45	0	0	0	45	0	0	0
12/6/07	38	0	0	0	38	0	0	0
1/6/08	0	0	0	0	0	0	0	0
Weighted Average Life (years)	4.47	3.87	3.06	2.25	4.47	3.87	3.06	2.25

Delinquency and Loan Loss Information

        The following tables provide information relating to AmeriCredit's delinquency and loan loss experience for each period indicated with respect to all auto loans it has purchased and serviced. This information includes the experience with respect to all auto loans in AmeriCredit's portfolio of auto loans serviced during each listed period, including auto loans which do not meet the criteria for selection as an auto loan in this transaction.

Delinquency Experience

        Bankrupt accounts which have not yet been charged off are included as delinquent accounts in the table below.

	At December 31,				At June 30,
	2002		2001		2002		2001
	Number of Contracts	Amount	Number of Contracts	Amount	Number of Contracts	Amount	Number of Contracts	Amount
Portfolio at end of period(1)	1,224,936	$16,208,573	967,141	$12,381,199	1,124,388	$14,762,461	823,919	$10,203,746
Period of Delinquency(2)
31-60 days(3)	116,102	$1,489,112	85,597	$1,051,785	82,654	$1,042,265	57,891	$676,425
61-90 days	33,068	415,641	25,721	308,523	24,979	309,562	15,460	174,092
91 days or more	20,878	247,098	13,792	159,164	15,282	175,456	7,042	75,999

Total Delinquencies	170,048	$2,151,851	125,110	$1,519,472	122,915	$1,527,283	80,393	$926,516
Repossessed Assets	16,312	230,480	10,107	134,170	11,607	161,529	8,001	105,503

Total Delinquencies and Repossessed Assets	186,360	$2,382,331	135,217	$1,653,642	134,522	$1,688,812	88,394	$1,032,019

Total Delinquencies as a Percentage of the Portfolio	13.9%	13.3%	12.9%	12.3%	10.9%	10.3%	9.7%	9.1%
Total Repossessed Assets as a Percentage of the Portfolio	1.3%	1.4%	1.1%	1.1%	1.1%	1.1%	1.0%	1.0%

Total Delinquencies and Repossessed Assets as a Percentage of the Portfolio	15.2%	14.7%	14.0%	13.4%	12.0%	11.4%	10.7%	10.1%

(1)
All amounts and percentages are based on the Principal Balances of the Receivables. Principal Balances include some portion of accrued interest. All dollar amounts are in thousands of dollars.

(2)
AmeriCredit considers a loan delinquent when an Obligor fails to make a contractual payment by the due date. The period of delinquency is based on the number of days payments are contractually past due.

(3)
Amounts shown do not include loans which are less than 31 days delinquent.

Loan Loss Experience

	Six Months Ended December 31,		Fiscal Year Ended June 30,
	2002	2001	2002	2001
Period-End Principal Outstanding(1)	$16,208,573	$12,381,199	$14,762,461	$10,203,746
Average Month-End Amount Outstanding During the Period(1)	15,682,299	11,322,067	12,464,346	8,291,636
Net Charge-Offs(2)	441,883	234,125	573,818	301,691
Net Charge-Offs as a Percentage of Period-End Principal Outstanding(3)	5.4%	3.8%	3.9%	3.0%
Net Charge-Offs as a Percent of Average Month-End Amount Outstanding(3)	5.6%	4.1%	4.6%	3.6%

(1)
All amounts and percentages are based on the Principal Balances of the Receivables. Principal Balances include some portion of accrued interest. All dollar amounts are in thousands of dollars.

(2)
Net Charge-Offs equal Gross Charge-Offs minus Recoveries. Gross Charge-Offs do not include unearned finance charges and other fees. Recoveries include repossession proceeds received from the sale of repossessed Financed Vehicles net of repossession expenses, refunds of unearned premiums from credit life and credit accident and health insurance and extended service contract costs obtained and financed in connection with the vehicle financing and recoveries from Obligors on deficiency balances.

(3)
Annualized.

QuickLinks

  EXHIBIT 99.1
AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2003-A-M TERM SHEET Subject to Revision
Composition of the Auto Loans as of the Statistical Calculation Date
Distribution of the Auto Loans by APR as of the Statistical Calculation Date
Distribution of the Auto Loans by Geographic Location of Obligor as of the Statistical Calculation Date
PERCENT OF INITIAL NOTE PRINCIPAL BALANCE AT VARIOUS ABS PERCENTAGES
PERCENT OF INITIAL NOTE PRINCIPAL BALANCE AT VARIOUS ABS PERCENTAGES
PERCENT OF INITIAL NOTE PRINCIPAL BALANCE AT VARIOUS ABS PERCENTAGES
PERCENT OF INITIAL NOTE PRINCIPAL BALANCE AT VARIOUS ABS PERCENTAGES
Delinquency Experience
Loan Loss Experience